Exhibit 10.26

October 9, 2013

Jacqueline M. Lemke Vice

President- Finance Chief

Financial Officer

Bioanalytical Systems Inc.

Purdue Research Park

2701 Kent Avenue

West Lafayette, IN 47906

Re:     Waiver- Net Worth Covenant

Dem Ms. Lemke:

We refer you to that ce1iain Loan and Security Agreement between Bioanalytical Systems, Inc. ("Borrower") and Entrepreneur Growth Capital, LLC ("Lender") dated on or about January 11, 2010 (the "Agreement"). All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

This letter shall serve to confirm that Lender hereby waives Borrower's compliance with the tangible net worth covenant set forth in Section 4.15 of the Loan Agreement for the periods ending March 31, 2013 and June 30, 2013. Borrower understands that the waiver set forth herein shall apply only for the stated periods.

Borrower agrees to pay Lender a fee in the amount of $2,000.00 as consideration tor the aforesaid waiver and documentation this letter agreement, which fee will be automatically charged to Borrower's revolving loan account.

Except as hereby or heretofore amended or supplemented, the Agreement shall remain in full force and effect in accordance with its original terms and conditions.

If the foregoing correctly sets forth your and our understanding, please execute the enclosed copy of this letter in the spaces provided below and return such fully executed copy to the undersigned as soon as possible.

This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. An executed facsimile of this Amendment shall be deemed to be a valid and binding agreement between the parties hereto

Very truly yours,

ENTREPRENEUR GROWTH
CAPITALLLC
as Lender

		By:	/s/ Charles L. Bert
		Name:	Charles L. Bert
		Title:	Vice President

BIOANALYTICAL SYSTEMS, INC.
as Borrower

By:	/s/ Jacqueline M. Lemke
Name:	Jacqueline M. Lemke
Title:	Vice President - Finance
Chief Financial Officer

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